UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

High Income Securities Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-888-898-4107
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2024

Date of reporting period: August 31, 2024

Item 1. Reports to Stockholders.

(a)

High Income Securities Fund (PCF)

Annual Report
For the year ended
August 31, 2024

Table of Contents

Letter to Stockholders	1
Portfolio Composition	4
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Privacy Policy	52

High Income Securities Fund

October 30, 2024

Dear Fellow Shareholders:

The Fund currently pays monthly distributions at an annualized rate of at least 10% (or 0.8333% per month) of its net asset value (NAV) as of the last business day of the previous calendar year. Thus far, each monthly distribution in calendar year 2024 has been $0.0622 per share. Please note that in some calendar years, adhering to the Fund’s managed distribution policy may require some capital to be returned to shareholders. The Fund will not know what percentage, if any, of its distributions will be characterized as a return of capital until after the end of the calendar year in which they are made.

After accounting for distributions, the Fund’s NAV return was 1.58% for the second half of its fiscal year and 6.91% for the entire fiscal year. As of August 30, 2024, the Fund’s per share NAV was $7.20 vs. $7.43 on August 31, 2023 and $7.44 on February 29, 2024. We note that the NAV was diluted by 6.19% on August 9, 2024 as a result of the issuance of 11.86 million shares at $6.48 per share pursuant to the Fund’s rights offering, one purpose of which was to increase the proportion of shareholders that will actively participate in shareholder meetings. As of August 30, 2024, the Fund’s shares were trading at $6.67, a discount of 7.36% to their then-current NAV.

After completion of the rights offering, a special meeting of shareholders was convened on October 18, 2024 to consider proposals to approve, among other things (1) an investment advisory agreement with Bulldog Investors, LLP, and (2) changes to the Fund’s investment strategies and fundamental policies in order to expand the types of investments the Fund can make and to increase the Fund’s ability to pursue attractive investment opportunities. While shareholder participation at the meeting did significantly increase from last year’s annual meeting, and shareholders indicated overwhelming support for the proposals, a sufficient number of shares required to adopt them were not represented at the meeting. Consequently, the meeting was adjourned to provide additional time for any shareholders who may not have received their proxies or may have misplaced them to vote their shares.

Shortly after the special meeting concludes, the Fund’s Board of Trustees intends to authorize a self-tender offer to purchase at least (a) 90% of the number of shares issued in the rights offering if the proposals are adopted, or (b) 60% of the number of shares issued in the rights offering if the proposals are not adopted, at a price of at least 98% of NAV.

As previously discussed, a primary focus of the Fund’s investment strategy continues to be acquiring discounted shares of closed-end investment companies (“CEFs”) and business development companies (“BDCs”) that make regular

High Income Securities Fund

distributions, as well as the senior securities, e.g., notes or preferred shares, of CEFs and BDCs (which we think have a negligible risk of defaulting) and of certain operating companies when they are attractively priced. In addition, units or common shares issued by special purpose acquisition companies (“SPACs”) may comprise up to 20% of the Fund’s portfolio.

In 2019, after the Fund liquidated its entire portfolio prior to conducting a large tender offer, it adopted the ICE BofA Merrill Lynch 6 Month U.S. Treasury Bill Index (which was up 2.86% in the second half of fiscal year 2024, and 5.73% for the entire fiscal year) as a “place marker” benchmark. In light of the contemplated expansion of the Fund’s investment parameters, the Board will determine whether another available benchmark is more suitable going forward.

The Fund’s investments in BDCs and CEFs have continued to perform well. The Fund’s shares of BDCs generally trade at a significant discount to their NAV and most of them have accretive share repurchase plans in place. The Fund’s CEFs have also performed well and a number of them, sometimes at our urging, have adopted measures to enhance shareholder value.

The “off balance sheet” item that we mentioned in a previous letter representing a settlement payment of about $170,000 (based upon a legal claim related to one of the Fund’s former SPAC holdings, FAST Acquisition Corp.), was received in early July 2024. In addition, a settlement payment of about $13,000 from another lawsuit involving a SPAC that had excess cash before liquidating was received in late September 2024. Lastly, we were pleasantly surprised to be notified about the tentative settlement of another lawsuit regarding Harvest Capital Credit Corporation, a BDC whose shares the Fund owned in 2021 and that merged into another BDC. Based upon communications with lawyers for Harvest’s former shareholders, we estimate the Fund should ultimately receive $90,000.

Lastly, we remind you that from time to time the Fund seeks instructions from its stockholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

High Income Securities Fund

This chart assumes an initial gross investment of $10,000 made on 8/31/2014.

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any management fees for the year ended August 31, 2024. Accordingly, the information presented in this report with respect to the actions and results of the Fund before July 23, 2018 are not material in making any conclusions as to the future performance of the Fund.

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 8/31/2024

	6 month
Net assets value returns	(not annualized)	1 year	5 years	10 years
High Income Securities Fund	1.58%	6.91%	4.91%	4.47%

Market price returns
High Income Securities Fund	4.22%	10.54%	7.18%	5.41%

Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	2.86%	5.73%	2.41%	1.76%

Share Price as of 8/31/2024
Net asset value				$7.20
Market price				$6.67

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

High Income Securities Fund

Generally, the Fund invests in securities of discounted shares of income-oriented closed-end investment companies, business development companies and Special Purpose Acquisition Vehicles.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date for dividends and other distributions. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018) for dividends and other distributions payable through September 11, 2018 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after September 11, 2018, and does not account for taxes.

Portfolio composition as of 8/31/2024 (unaudited)(1)

			% of
	Value	Cost	Net Assets
Money Markets	$70,433,262	$70,433,262	33.29%
Closed-End Funds	68,436,211	62,902,651	32.34
Special Purpose Acquisition Vehicles	39,711,024	39,304,835	18.78
Business Development Companies	19,681,952	20,028,449	9.30
Preferred Stocks	8,952,388	12,814,858	4.23
Other Common Stocks	2,814,479	3,886,116	1.33
Liquidating Trust	933,528	942,199	0.44
Exchange Traded Funds	467,087	441,587	0.22
Corporate Obligations	420,588	1,344,791	0.20
Warrants	19,758	40,777	0.01
Rights	2,221	2,160	0.00
Total Investments	$211,872,498	$212,141,685	100.14%
Liabilities in Excess of Other Assets	(288,882)		(0.14)
Total Net Assets	$211,583,616		100.00%

(1)	As a percentage of net assets.

The following table represents the Fund’s investments categorized by country of risk as of August 31, 2024:

Country	% of Net Assets
United States	83.38%
Cayman Islands	16.42%
Ireland	0.20%
Virgin Islands (British)	0.14%
100.14%
Liabilities in Excess of Other Assets	-0.14%
100.00%

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares	Value
INVESTMENT COMPANIES—41.64%

Business Development Companies—9.30%
CION Investment Corp.	626,379	$7,704,462
FS KKR Capital Corp.	233,603	4,725,789
Logan Ridge Finance Corp.	81,300	1,756,487
PhenixFIN Corp.	19,218	899,402
Portman Ridge Finance Corp.	131,630	2,457,532
Runway Growth Finance Corp.	201,915	2,138,280
		19,681,952
Closed-End Funds—32.34%
AllianceBernstein National Municipal Income Fund, Inc.	250,454	2,855,176
Bancroft Fund Ltd.	13,721	225,710
BlackRock California Municipal Income Trust	14,679	173,506
BlackRock Innovation and Growth Term Trust	40,209	301,969
BlackRock Municipal Income Fund, Inc.	467,811	5,810,213
BNY Mellon Municipal Income, Inc.	622,204	4,542,089
BNY Mellon Strategic Municipal Bond Fund, Inc.	452,373	2,750,428
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.	44,162	401,432
ClearBridge Energy Midstream Opportunity Fund, Inc.	12,016	491,695
ClearBridge MLP & Midstream Total Return Fund, Inc.	4,648	189,638
Clough Global Opportunities Fund	105,392	562,793
Destra Multi-Alternative Fund (a)	166,851	1,396,543
DWS Municipal Income Trust	655,954	6,388,992
DWS Strategic Municipal Income Trust	226,825	2,281,859
Eaton Vance New York Municipal Bond Fund	270,570	2,681,349
Ellsworth Growth and Income Fund Ltd.	134,482	1,176,717
Flaherty & Crumrine Preferred and Income Opportunity Fund, Inc.	41,149	372,810
Gabelli Dividend & Income Trust	151,344	3,641,337
Herzfeld Caribbean Basin Fund, Inc.	12,872	29,348
Highland Income Fund	332,526	1,978,530
Invesco High Income 2024 Target Term Fund	263,232	1,972,924
MFS High Yield Municipal Trust	764,756	2,730,179
MFS Investment Grade Municipal Trust	245,951	1,994,663
Miller/Howard High Dividend Fund	184,777	2,208,085
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	91,195	452,327
Neuberger Berman Municipal Fund, Inc.	205,600	2,265,712
Neuberger Berman Next Generation Connectivity Fund, Inc.	242,168	3,012,570

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
New America High Income Fund, Inc.	481,078	$3,968,894
Nuveen Multi-Asset Income Fund	20,588	277,526
NYLI MacKay DefinedTerm Muni Opportunities Fund	22,358	374,273
PGIM Short Duration High Yield Opportunities Fund	15,265	246,606
Principal Real Estate Income Fund	199,003	2,185,053
Saba Capital Income & Opportunities Fund	231,408	1,712,419
Tortoise Energy Independence Fund, Inc.	49,741	1,901,598
Tortoise Midstream Energy Fund, Inc.	1,454	65,357
Tortoise Pipeline & Energy Fund, Inc.	13,463	561,273
Tortoise Power and Energy Infrastructure Fund, Inc.	132,629	2,433,742
Virtus Total Return Fund, Inc.	287,035	1,701,056
Western Asset Intermediate Muni Fund, Inc.	14,866	119,820
		68,436,211
Total Investment Companies (Cost $82,931,100)		88,118,163

	Shares/Units
EXCHANGE TRADED FUNDS—0.22%
Horizon Kinetics Spac Active ETF	4,700	467,087
Total Exchange Traded Funds (Cost $441,587)		467,087

SPECIAL PURPOSE ACQUISITION VEHICLES—18.78%
99 Acquisition Group, Inc. (a)	151,650	1,604,457
AA Mission Acquisition Corp. (a)(e)	100,000	998,000
Ai Transportation Acquisition Corp. (a)(e)	10,000	1,700
Ai Transportation Acquisition Corp. (a)(e)	45,269	471,250
Ares Acquisition Corp. II (a)(e)	60,015	645,761
Bowen Acquisition Corp. (a)(e)	14,216	151,543
Cantor Equity Partners, Inc. (a)(e)	115,000	1,152,300
Centurion Acquisition Corp. (a)(e)	156,250	1,557,813
Chenghe Acquisition II Co. (a)(e)	100,000	1,001,000
Churchill Capital Corp. IX (a)(e)	2,444	24,440
Churchill Capital Corp. IX (a)(e)	1	10
Colombier Acquisition Corp. II (a)(e)	38,001	387,990
EQV Ventures Acquisition Corp. (a)(e)	250,000	2,487,500
Eureka Acquisition Corp. (a)(e)	50,000	509,500

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
Flag Ship Acquisition Corp. (a)(e)	137,500	$1,388,750
GigCapital7 Corp. (a)(e)	166,013	1,650,169
Global Lights Acquisition Corp. (a)(e)	192,000	1,998,720
Haymaker Acquisition Corp. 4 (a)(e)	129,016	1,371,440
HCM II Acquisition Corp. (a)(e)	250,000	2,500,000
IB Acquisition Corp. (a)	129,140	9,040
IB Acquisition Corp. (a)	129,140	1,293,983
Inflection Point Acquisition Corp. II (a)(e)	217,023	2,317,806
Iron Horse Acquisitions Corp. (a)	32,232	326,832
Keen Vision Acquisition Corp. (a)(e)	28,469	304,049
Launch One Acquisition Corp. (a)(e)	150,000	1,498,500
Legato Merger Corp. III (a)(e)	40,196	409,597
Legato Merger Corp. III (a)(e)	1	10
Lionheart Holdings (a)(e)	73,338	734,847
M3-Brigade Acquisition V Corp. (a)(e)	229,010	2,294,680
Melar Acquisition Corp. I (a)(e)	75,000	751,500
Nabors Energy Transition Corp. II (a)(e)	58,563	621,939
Perceptive Capital Solutions Corp. (a)(e)	50,000	502,500
Quetta Acquisition Corp. (a)	102,660	1,063,558
RF Acquisition Corp. II (a)(e)	180,782	1,827,706
Silverbox Corp. IV (a)(e)	92,050	920,500
SIM Acquisition Corp. I (a)(e)	150,000	1,500,000
SK Growth Opportunities Corp. (a)(e)	12,584	141,569
Trailblazer Merger Corp. I (a)	36,458	395,934
Voyager Acquisition Corp. (a)(e)	290,284	2,894,131
Total Special Purpose Acquisition Vehicles (Cost $39,304,835)		39,711,024

	Shares
OTHER COMMON STOCKS—1.33%
Real Estate Investment Trusts—1.33%
Equity Commonwealth (a)	95,000	1,925,650
NexPoint Diversified Real Estate Trust	150,649	888,829
Total Other Common Stocks (Cost $3,886,116)		2,814,479

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares	Value
PREFERRED STOCKS—4.23%

Business Development Companies—0.66%
OFS Credit Co., Inc.	60,000	$1,392,000

Closed-End Funds—0.00%
SuRo Capital Corp.	114,500	2,808,685
XAI Octagon Floating Rate Alternative Income Trust	80,000	1,993,896
		4,802,581
Real Estate Investment Trusts—1.30%
Brookfield DTLA Fund Office Trust Investor, Inc., 7.625% (a)	1,615	105
Cedar Realty Trust, Inc.—Series C, 6.500%	101,456	1,370,670
NexPoint Diversified Real Estate Trust—Series A, 5.500%	94,082	1,386,769
		2,757,544
Real Estate Operations and Development—0.00%
Harbor Custom Development, Inc—Series A, 8.000% (a)(b)	131,166	263

Retail—Catalog Shopping—0.00%
Legacy IMBDS, Inc. (a)(b)	27,802	—
Total Preferred Stocks (Cost $12,814,858)		8,952,388

LIQUIDATING TRUSTS—0.44%
Copper Property CTL Pass Through Trust	87,573	933,528
Total Liquidating Trusts (Cost $942,199)		933,528

	Principal Amount
CORPORATE OBLIGATIONS—0.20%
Lamington Road DAC 8.000%, 2121-04-07 (b)(c)(d)(e)	$8,731,755	349,270
14.000%, 2121-04-0%(b)(c)(d)(e)	538,248	71,318
Total Corporate Obligations (Cost $1,344,791)		420,588

	Shares
Rights—0.00%
RF Acquisition Corp. II (a)(e)	36,407	2,221
Total Rights (Cost $2,160)		2,221

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares	Value
WARRANTS—0.01% (a)
Ault Disruptive Technologies Corp. (a)
Expiration: June 2028
Exercise Price: $11.50	48,000	$480
Cartesian Growth Corp. II (a)(e)
Expiration: July 2028
Exercise Price: $11.50	33,333	2,667
Centurion Acquisition Corp. (a)
Expiration: May 2032
Exercise Price: $11.50	78,125	6,265
Churchill Capital Corp. IX (a)
Expiration: March 2031
Exercise Price: $11.50	611	153
Colombier Acquisition Corp. II (a)(e)
Expiration: November 2028
Exercise Price: $11.50	12,667	4,180
ExcelFin Acquisition Corp. (a)
Expiration: October 2028
Exercise Price: $11.50	25,000	1,000
Legato Merger Corp. III (a)(e)
Expiration: May 2031
Exercise Price: $11.50	20,098	2,414
Relativity Acquisition Corp. (a)(b)
Expiration: December 2029
Exercise Price: $11.50	21,700	—
Target Global Acquisition I Corp. (a)(e)
Expiration: December 2026
Exercise Price: $11.50	23,633	2,599
Total Warrants (Cost $40,777)		19,758

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2024

	Shares	Value
MONEY MARKET FUNDS—33.29%
Fidelity Investments Money Market Funds—
Government Portfolio, Institutional, 5.205% (d)	35,216,631	$35,216,631
STIT—Treasury Portfolio, Institutional, 5.154% (d)	35,216,631	35,216,631
Total Money Market Funds (Cost $70,433,262)		70,433,262
Total Investments (Cost $212,141,685)—100.14%		211,872,498
Liabilities in Excess of Other Assets—-0.14%		(288,882)
TOTAL NET ASSETS—100.00%		$211,583,616

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield at August 31, 2024.
(c)	Fair valued securities. The total market value of these securities was $420,588, representing 0.20% of net assets. Value determined using significant unobservable inputs.
(d)	The coupon rate shown represents the rate at August 31, 2024.
(e)	Foreign-issued security.

Abbreviations:
BDC	Business Development Company.
LTD.	Limited Liability Company.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—August 31, 2024

Assets:
Investments, at value (Cost $212,141,685)	$211,872,498
Dividends and interest receivable	296,823
Receivable for investments sold	1,573,519
Other assets	22,022
Total assets	213,764,862

Liabilities:
Expenses and fees:
Investments purchased	2,032,644
Audit	37,900
Legal	11,235
Investment committee	31,250
Officers	15,000
Reports and notices to shareholders fees	20,113
Custody	4,191
Administration	22,424
Chief Compliance Officer	6,000
Other	489
Total liabilities	2,181,246
Net assets	$211,583,616

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$212,187,360
Accumulated deficit	(603,744)
Net assets	$211,583,616
Net asset value per share ($211,583,616 applicable to
29,391,450 shares outstanding)	$7.20

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
year ended
August 31, 2024
Investment income:
Dividends	$6,369,852
Interest	1,353,311
Total investment income	7,723,163

Expenses and Fees:
Investment Committee	375,000
Trustees	330,180
Administration	146,080
Legal	129,178
Officers	90,000
Compliance	79,067
Reports and notices to shareholders	59,832
Transfer agency	51,175
Registration	44,517
Audit	37,860
Other	30,877
Custody	15,849
Accounting	3,116
Total expenses	1,392,731
Net investment income	6,330,432

Net realized and unrealized gain from investment activities:
Net realized gain from:
Net realized gain from investments	5,985,564
Net realized gain	5,985,564
Change in net unrealized appreciation/depreciation on investments	5,799,309
Net realized and unrealized gain from investment activities	11,784,873
Increase in net assets resulting from operations	$18,115,305

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	August 31, 2024	August 31, 2023
From operations:
Net investment income	$6,330,432	$6,373,293
Net realized gain (loss) on investments	5,985,564	(1,362,709)
Change in net unrealized
appreciation/depreciation on investments	5,799,309	886,635
Net increase in net assets resulting from operations	18,115,305	5,897,219

Distributions paid to shareholders:
Distributions	(10,541,980)	(6,973,091)
Return of capital	(3,154,292)	(6,616,524)
Total dividends and distributions paid to shareholders	(13,696,272)	(13,589,615)

Capital Stock Transactions (Note 5)
Issuance of common stock through rights offering	76,855,828	—
Redemptions in kind	—	—
Total capital stock transactions	76,855,828	—
Net increase (decrease) in net assets
applicable to common shareholders	81,274,861	(7,692,396)

Net assets applicable to common shareholders:
Beginning of year	$130,308,755	$138,001,151
End of year	$211,583,616	$130,308,755

Number of Fund Shares
Shares outstanding at beginning of year	17,530,463	17,530,463
Shares issued	11,860,987	—
Shares outstanding at end of year	29,391,450	17,530,463

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations

Less distributions:
Net investment income
Net realized gains from investment activities
Return of capital
Total distributions
Increase from shares repurchased
Anti-dilutive effect of Tender Offer
Dilutive effect of Rights Offer
Net asset value, end of year
Market price, end of year
Total market price return(2)

Ratio to average net assets:
Ratio of expenses to average net assets
Ratio of net investment income to average net assets

Supplemental data:
Net assets, end of year (000's)
Portfolio turnover

(1)	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.
(2)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the years ended August 31,
2024	2023	2022	2021	2020
$7.43	$7.87	$9.31	$8.65	$9.49
0.35	0.36	0.31	0.21	0.38
0.63	(0.02)	(0.43)	2.01	(0.32)
0.98	0.34	(0.12)	2.22	0.06

(0.57)	(0.40)	(0.34)	(0.33)	(0.34)
—	—	(0.32)	(0.43)	(0.05)
(0.17)	(0.38)	(0.24)	(0.19)	(0.51)
(0.74)	(0.78)	(0.90)	(0.95)	(0.90)
—	—	0.00	0.00	0.00
—	—	—	—	—
(0.47)	—	(0.42)	(0.61)	—
$7.20	$7.43	$7.87	$9.31	$8.65
$6.67	$6.76	$7.15	$9.92	$8.10
10.54%	6.35%	-19.66%	36.37%	9.86%

1.04%	0.95%	1.03%	1.57%	1.89%
4.72%	4.90%	3.71%	2.30%	4.30%

$211,584	$130,309	$138,001	$88,328	$48,129
84%	52%	74%	93%	81%

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund currently continues to be to provide high current income as a primary objective and capital appreciation as a secondary objective. The Fund pursues its objective primarily by investing, under normal circumstances, at least 80% of its net assets in discounted securities of income-oriented closed-end investment companies, business development companies, fixed income securities, including debt instruments, convertible securities, preferred stocks and special purpose acquisition companies. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have formed a Valuation Committee to oversee the implementation of these procedures.

High Income Securities Fund

Notes to financial statements

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate

High Income Securities Fund

Notes to financial statements

of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

High Income Securities Fund

Notes to financial statements

The following is a summary of the fair valuations according to the inputs used as of August 31, 2024 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investment Companies
Business Development Companies	$18,782,550	$899,402	$—	$19,681,952
Closed-End Funds	68,436,211	—	—	68,436,211
Exchange Traded Funds	467,087	—	—	467,087
Special Purpose Acquisition Vehicles	23,739,003	15,972,021	—	39,711,024
Other Common Stock	2,814,479	—	—	2,814,479
Preferred Stocks	8,952,020	105	263	8,952,388
Liquidating Trusts	933,528	—	—	933,528
Corporate Obligations	—	—	420,588	420,588
Rights	—	2,221	—	2,221
Warrants	11,598	8,160	—	19,758
Money Market Funds	70,433,262	—	—	70,433,262
Total	$194,569,738	$16,881,909	$420,851	$211,872,498

At the start and close of the reporting period, Level 3 investments in securities represented approximately 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The average monthly shares amount of warrants during the period was 485,462. The average monthly market value of warrants during the period was $37,826.

High Income Securities Fund

Notes to financial statements

The fair value of derivative instruments as reported within the Schedule of Investments as of August 31, 2024:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$19,758

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2024:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Loss on Investments	$(131,633)

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized appreciation of investments	$125,287

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Note 2: Federal Tax Status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

High Income Securities Fund

Notes to financial statements

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2024 and August 31, 2023 are as follows:

	August 31, 2024	August 31, 2023
Ordinary Income	$10,541,980	$6,973,091
Return of capital	3,154,292	6,616,524
Long Term Capital Gain Distribution	—	—
Total distributions paid	$13,696,272	$13,589,615

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2024, the Fund did not defer, on a tax basis, late year losses; the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include capital gains and return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2024, the Fund reclassified $3,085,529 to decrease paid-in capital and $3,085,529 to increase distributable earnings.

High Income Securities Fund

Notes to financial statements

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$212,476,242
Unrealized appreciation	9,943,407
Unrealized depreciation	(10,547,151)
Net unrealized depreciation	(603,744)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	—
Total accumulated loss	$(603,744)

As of August 31, 2024, the Fund utilized capital loss carryforwards of short term and long term capital gains in the amounts of $503,729 and $1,303,185, respectively.

Note 3: Management Fee, Administrative Services and Other Transactions
U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

Effective January 1, 2022, the Fund pays each of its trustees an annual fee of $40,000, paid quarterly in advance. As additional annual compensation, the officers of the Fund will receive $30,000. In addition, the members of the Investment Committee are compensated by the Fund for their positions on the Investment Committee in the amount of $150,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $75,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving as the Fund’s Chief Compliance Officer (“CCO”). In addition, the Fund reimburses the trustees and the CCO for travel and out-of-pocket expenses incurred in connection with Board of Trustees’ meetings.

High Income Securities Fund

Notes to financial statements

Note 4: Purchases and Sales of Securities
During the fiscal year ended August 31, 2024, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$116,707,075	$97,892,179
U.S. government securities (Long-term)	—	—
Total	$116,707,075	$97,892,179

Note 5: Capital Share Transactions
The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 97% of the volume weighted average market price per share for the three consecutive trading days ending on the Expiration Date on August 9, 2024. At the expiration of the offer on August 9, 2024, a total of 11,860,987 rights or approximately 68% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on October 22, 2021.  At the expiration of the offer on October 22, 2021, a total of 8,042,590 rights or approximately 84.77% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

Repurchases may be made when the Fund’s shares are trading at less than net asset value and in accordance with procedures approved by the Fund’s Previous Trustees.

For the period September 1, 2023 through August 31, 2024 there were no common shares repurchased.

Note 6: Other Matters
The Fund continues to be internally managed and, within the parameters of its existing investment policies and restrictions, invests in securities that are likely to generate income (the “Investment Strategy”). The primary focus of the Investment Strategy is to acquire discounted shares of income-oriented closed-end investment companies and business development companies. The Investment Committee of the Board is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das, and is responsible for implementing the Investment Strategy.

High Income Securities Fund

Notes to financial statements

In June 2024, the Board approved (i) a new investment management agreement (the “Advisory Agreement”) with Bulldog Investors, LLP (“Bulldog”), pursuant to which Bulldog will serve as the investment adviser of the Fund and (ii) certain changes to the Fund’s current investment objective, investment strategies and investment restrictions (collectively, the “Investment Changes”). The Board has recommended that Fund shareholders approve the Advisory Agreement and the Investment Changes at a special meeting of Fund shareholders on October 18, 2024 which was adjourned to November 8, 2024. It is anticipated that the Advisory Agreement and the Investment Changes will become effective upon their approval by Fund shareholders. The Advisory Agreement and the Investment Changes are more fully described in the Fund’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 13, 2024.

Note 7: Market and Other Risks of Investing in the Fund
Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions

High Income Securities Fund

Notes to financial statements

resulting from those hostilities have and could continue to have a significant impact on certain Fund investments, as well as Fund performance. In addition, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. The increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

For further information on the Fund’s risks, please refer to the “Investment Objective, Investment Strategies and Risk Factors” section below.

Note 8: Subsequent Events
In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of High Income Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the High Income Securities Fund (the “Fund”), including the schedule of investments, as of August 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2024 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2024

High Income Securities Fund

General information (unaudited)

The Fund
High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”).  The Fund’s NYSE trading symbol is “PCF.”

The following describes the Fund’s current investment objective, investment strategies and risk factors. The Board has approved certain changes to the Fund’s current investment objective, investment strategies and investment restrictions, and recommended that Fund shareholders approve such changes at a special meeting of Fund shareholders on October 18, 2024 which was adjourned to November 8, 2024. These changes are more fully described in the Fund’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 13, 2024.

Investment Objective, Investment Strategies, and Risk Factors
The Fund’s investment objective is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective. There can be no assurance that the Fund’s objectives will be achieved.  The Board recently approved certain changes to the Fund’s current investment objective, investment strategies and fundamental and non-fundamental investment restrictions and recommended that the Shareholders approve such changes.  Any such changes would be disclosed in a future registration statement.

Investment Strategies
The Investment Committee currently manages the Fund’s assets with a focus on discounted securities of income-oriented closed-end investment companies and business development companies. The Board may determine in the future that it is in the best interests of the Fund and its Shareholders to engage an investment advisory firm to manage the Fund’s assets. The Fund’s objective is pursued by primarily investing, under normal circumstances, at least 80% of its net assets in fixed income securities, including debt instruments, convertible securities and preferred stocks. The Fund also invests in high-yielding non-convertible securities with the potential for capital appreciation. The primary focus of the investment strategy is to acquire discounted securities of income-oriented closed-end investment companies and business development companies.  In addition, units or common shares issued by special purpose acquisition companies (SPACs) may comprise up to 20% of the Fund’s portfolio at the time of purchase.  The Fund may hold fixed income securities with any maturity or duration.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper,

High Income Securities Fund

General information (unaudited)

repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Committee may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Committee’s recommendations and decisions are subjective.

Portfolio Investments

Other Closed-End Investment Companies
The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities.  The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies
The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may

High Income Securities Fund

General information (unaudited)

pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

Common Stocks
The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks
The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries

High Income Securities Fund

General information (unaudited)

or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include:

High Income Securities Fund

General information (unaudited)

debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention to do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or

High Income Securities Fund

General information (unaudited)

at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.  The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

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The Fund may invest in securities of other investment companies (“underlying funds”).  The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Principal Risks

Closed-End Investment Company Risk.  The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.  In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk.  The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”).  Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.  Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition.  Some SPACs may pursue acquisitions only

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within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount. The Fund may invest a maximum of 20% of its assets in SPACS.

Business Development Company (BDC) Risk. BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the Fund invests in shares of a BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Investment Committee’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Investment Committee to fulfill the Fund’s investment objective. The Investment Committee’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk.  Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities.  The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality

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debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.  Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

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Debt Security Risk.  In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Market Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Real Estate Investment Trust (REIT) Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Leverage Risk. The Fund may borrow money, or issue debt or preferred stock. Since the holders of the Fund’s common shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of the Fund’s common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return for common shareholders. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in underlying funds and SPACs to the extent an underlying fund or SPAC uses leverage.

High Income Securities Fund

General information (unaudited)

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

Defensive Position Risk.  During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk.  The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and

High Income Securities Fund

General information (unaudited)

distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Committee would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible

High Income Securities Fund

General information (unaudited)

security, the Fund’s Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk.  Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk.  The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

High Income Securities Fund

General information (unaudited)

Common Stock Risk.  The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock

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exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

Illiquid Securities Risk.  The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk.  The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

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General information (unaudited)

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Investment Committee believes appropriate, and offer greater potential for gains and losses.

Tax information
The Fund designated 23.48% of its ordinary income distribution for the year ended August 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2022, 20.79% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Annual meeting of shareholders held on November 30, 2023
The Fund called an annual meeting of shareholders on November 30, 2023 to vote on the following matters:

(1) To elect seven Trustees to serve until the Fund’s Annual Meeting of Shareholders in 2024 and until their successors have been duly elected and qualified;

(2) To convert the Fund to an open-end investment company; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on September 26, 2023 shall constitute a quorum for the transaction of business.  On December 1, 2023, the Fund announced that the annual meeting convened on November 30, 2023, was adjourned and was to reconvene on December 11, 2023. The Fund was unable to reach a quorum at such meeting, and as a result no business was conducted.

Quarterly Form N-PORT portfolio schedule
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Fund’s filings on Part F of Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

High Income Securities Fund

General information (unaudited)

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2024.

Additional information about the Trustees and Officers of the Fund is included in the Fund’s most recent Form N-2 and is available, without charge, upon request by calling 1-888-898-4107.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
INTERESTED TRUSTEES
Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	1	Director, Brookfield
(58)	as of	Since	LLP since 2009; Partner –		DTLA Fund Office
	July 2018.	2018	Ryan Heritage, LLP; Principal		Trust Investor, Inc.;
			of the former general partner		Trustee, Crossroads
			of several private investment		Liquidating Trust
			partnerships in the Bulldog		(until 2020);
			Investors group of private funds.		Director, Special
Opportunities
Fund, Inc.;
Chairman, Swiss
Helvetia Fund, Inc.;
Director, BNY
Mellon Municipal
Income Inc.

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	1	Chairman, The
(79)	as of	Since	LLP since 2009; Partner –		Mexico Equity and
	July 2018.	2018	Ryan Heritage, LLP; Principal		Income Fund, Inc.;
			of the former general partner		Chairman, Special
			of several private investment		Opportunities
			partnerships in the Bulldog		Fund, Inc.; Director,
			Investors group of private funds.		Brookfield DTLA
Fund Office Trust
Investor Inc.;
Director, MVC
Capital, Inc.
(until 2020);
Trustee, Crossroads
Liquidating Trust
(until 2020);
Director, Swiss
Helvetia Fund, Inc.;
Director, BNY
Mellon Municipal
Income Inc.

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Rajeev Das	—	1 year;	Principal of Bulldog	1	Director, The
(55)		Since	Investors, LLP and Ryan		Mexico Equity &
		2018	Heritage, LLP		Income Fund, Inc.

INDEPENDENT TRUSTEES

Gerald Hellerman	—	1 year;	Chief Compliance Officer	1	Trustee, Fiera
(86)		Since	of the Fund and The Mexico		Capital Series Trust;
		2018	Equity and Income Fund, Inc.		Director, Swiss
			(through March 2020).		Helvetia Fund, Inc.;
Director, The
Mexico Equity and
Income Fund, Inc.;
Director, Special
Opportunities
Fund, Inc.; Director,
MVC Capital, Inc.
(until 2020);
Trustee, Crossroad
Liquidating Trust
(until 2020).

Moritz Sell	—	1 year;	Founder and Principal of	1	Director, Aberdeen
(56)		Since	Edison Holdings GmbH and		Australia Equity
		2018	Senior Advisor to Markston		Fund; Director,
			International LLC (through		Swiss Helvetia Fund,
			December 2020).		Inc.; Director,
Aberdeen Global
Income Fund, Inc,;
Director, Aberdeen
Asia-Pacific Income
Fund, Inc.; Chairman,
Aberdeen
Singapore Fund
(until 2018);
Director, Aberdeen
Greater China Fund
(until 2018);
Director, BNY
Mellon Municipal
Income Inc.

Richard Dayan	—	1 year;	Owner of CactusTrading.	1	Director, Swiss
(80)		Since			Helvetia Fund, Inc.
2018

High Income Securities Fund

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Trustee**	Trustee
Ben Harris	—	1 year;	Chairman of Hormel Harris	1	Director, Special
(56)		Since	Investments, LLC; Principal		Opportunities
		2018	of NBC Bancshares, LLC; Chief		Fund, Inc.
Executive Officer of Crossroads
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

OFFICERS

Andrew Dakos***	President	1 year;	Partner – Bulldog Investors,	n/a	n/a
(58)	as of	Since	LLP; Partner – Ryan Heritage,
	July 2018.	2018	LLP; Principal of the former
general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Thomas Antonucci***	Treasurer	1 year;	Director of Operations of	n/a	n/a
(55)	as of	Since	Bulldog Investors, LLP.
	July 2018.	2018

Phillip Goldstein***	Secretary	1 year;	Partner – Bulldog Investors,	n/a	n/a
(79)	as of	Since	LLP; Partner – Ryan Heritage,
	July 2018.	2018	LLP; Principal of the former
general partner of several private
investment partnerships in the
Bulldog Investors group of funds.

Stephanie Darling***	Chief	1 year;	General Counsel and Chief	n/a	n/a
(54)	Compliance	Since	Compliance Officer of Bulldog
	Officer	2018	Investors, LLP; Chief Compliance
	as of		Officer of Ryan Heritage, LLP,
	July 2018.		Swiss Helvetia Fund, Special
Opportunities Fund and
Mexico Equity and Income Fund,
Principal, the Law Office of
Stephanie Darling; Editor-In-Chief,
The Investment Lawyer.

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***	Messrs. Dakos, Goldstein, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions as officers of the Fund.

High Income Securities Fund

Board approval of investment advisory agreement (unaudited)

When the current Board of Trustees (the “Board”) of the High Income Securities Fund (the “Fund”) was elected in 2018, the Fund’s investment adviser at the time resigned and a Board committee was established to manage the Fund’s assets while the Board considered various strategic options for the Fund. The Board eventually determined not to pursue such options at the time and the Fund continued to be a closed-end fund managed by an investment committee of the Board. In September 2023, the Board established a Strategic Planning Committee (the “Strategic Planning Committee”), to consider, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions are warranted. The Strategic Planning Committee ultimately decided to request that Bulldog Investors, LLP (“Bulldog”) submit a proposal to provide investment management services to the Fund. After careful consideration of Bulldog’s proposal, the Strategic Planning Committee recommended that the Board approve an investment advisory agreement between the Fund and Bulldog.

Outlined below are the key events leading up to the Board, including all of trustees who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) and who have no affiliation with Bulldog (such trustees, the “Unaffiliated Board”), unanimously voting to approve both the selection of Bulldog as the Fund’s investment adviser and the Advisory Agreement.

On August 9, 2023, the Unaffiliated Board met in an ad hoc executive session to discuss potential structural changes and other strategic options regarding the Fund.

On September 13, 2023, the Strategic Planning Committee, comprised of the Unaffiliated Board members, was formally established and charged with considering, among other things, what, if any, fundamental changes in the Fund’s structure and investment restrictions were warranted.

On September 13, 2023, the Strategic Planning Committee met and, with the assistance of independent counsel, commenced a process to identify investment advisory firms in addition to Bulldog that could be candidates to serve as the Fund’s external investment adviser. After the Strategic Planning Committee did not identify any such additional potential candidates, on October 12, 2023, the Strategic Planning Committee solicited a request for proposal (“RFP”) from Bulldog to provide investment advisory and related services to the Fund.

From mid-October 2023 to December 8, 2023, the Strategic Planning Committee met multiple times and reviewed the written RFP response materials provided by Bulldog. In addition, during this time, the Strategic Planning Committee requested additional information from Bulldog which was provided and the Strategic Planning Committee met with representatives of Bulldog to discuss their RFP response materials.

High Income Securities Fund

Board approval of investment advisory agreement (unaudited)

On December 8, 2023, the Strategic Planning Committee met with independent counsel, and, after further deliberations, unanimously voted to recommend that the Board approve the selection of Bulldog to be the investment adviser to the Fund and to approve the Advisory Agreement, subject to approval by shareholders of the Fund (“Shareholders”).

At the Board meeting on June 14, 2024, the Strategic Planning Committee reiterated its recommendation that the Board approve the selection of Bulldog to be the investment adviser to the Fund and to approve the Advisory Agreement, subject to approval by Shareholders. The Board members, including the Unaffiliated Board members, reviewed and considered the proposed form of the Advisory Agreement, Bulldog’s written RFP response materials and a memo from Bulldog updating such RFP response materials where applicable, all of which were distributed in advance of the meeting. In addition, Bulldog representatives attended the meeting and answered questions regarding Bulldog’s capabilities and its plans for management of the Fund. The Board also received and discussed a memorandum from the Fund’s independent legal counsel regarding the duties and responsibilities of the Board, including the Unaffiliated Board, under the 1940 Act, in approving advisory contracts.

After discussion and considering the Strategic Planning Committee’s recommendation, the Board, including the Unaffiliated Board, unanimously voted to approve both the selection of Bulldog as the Fund’s investment adviser and the Advisory Agreement, and recommended that Shareholders approve the Advisory Agreement.

Matters considered by the Board, including the Unaffiliated Board, included, among others, the following:

Nature, Extent and Quality of Service. The Board considered the nature, extent and quality of services proposed to be provided to the Fund under the Advisory Agreement. The Board discussed the specific responsibilities to be provided by Bulldog in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Bulldog. The Board considered that the Board’s Investment Committee, which currently manages the Fund’s portfolio, is comprised of Bulldog personnel and such personnel are expected to continue to provide the portfolio management services to the Fund upon the effectiveness of the Advisory Agreement. The Board noted Bulldog’s experience with respect to managing a registered closed-end fund and separately managed accounts. The Board considered the written information provided by Bulldog and the information presented orally at each of the Strategic Planning Committee and Board meetings held where Bulldog representatives were present, including information with

High Income Securities Fund

Board approval of investment advisory agreement (unaudited)

respect to its anticipated profitability, compliance program, insurance arrangements, personnel and portfolio management, risk management policies, brokerage allocation and soft dollar practices. The Board also considered the operational strength of Bulldog as well as the favorable history, reputation, qualification and background of Bulldog and the qualifications of its personnel and financial condition. The Board concluded that Bulldog had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality, and extent of the management services were expected to be satisfactory and reliable.

Performance. In considering the Fund’s anticipated performance under the Advisory Agreement, the Board considered that the members of the Investment Committee that have managed the Fund’s portfolio since April 2019 are personnel of Bulldog and are expected to continue to manage the Fund’s portfolio upon the effective date of the Advisory Agreement. The Board also considered that it regularly reviews and discusses data prepared by the Investment Committee comparing the Fund’s performance with the performance of the ICE BofA Merrill Lynch 6 Month Treasury Bill Index throughout the year. The Board concluded that Bulldog is expected to continue to provide the Fund with the same level of performance as the Investment Committee has provided the Fund in the past.

Fees and Expenses. The Board considered information provided by Bulldog regarding fees paid by other comparable closed-end funds and the advisory fee to be paid to Bulldog pursuant to the Advisory Agreement. The Board considered that, because the Fund has been managed by the Investment Committee of the Board, the advisory fee payable to Bulldog under the Advisory Agreement would increase the expenses of the Fund; however, such increase would be offset somewhat by the elimination of certain Fund expenses upon the Advisory Agreement’s effectiveness, including the fees paid to the Investment Committee and to the trustees and certain officers of the Fund who are personnel of Bulldog. In addition, the Board, including the Unaffiliated Board, considered that the Fund’s internal management by the Investment Committee would eventually need to be replaced as the members of the Investment Committee have indicated that they are not willing to continue to serve on the Investment Committee indefinitely. After discussion, the Board concluded that the advisory fee to be paid to Bulldog by the Fund was not unreasonable and was within the range of fees charged by other comparable funds.

Economies of Scale. The Board considered whether Bulldog would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not

High Income Securities Fund

Board approval of investment advisory agreement (unaudited)

issue new shares and is less likely to realize economies of scale from issuing additional shares. As such, the Board concluded that economies of scale were not a consideration at this time but that the Board would consider whether economies of scale exist in the future.

Profitability. Bulldog provided the Board with a summary and analysis of Bulldog’s anticipated costs and profitability with respect to the management of the Fund for the first twelve-month and first twenty-four-month periods. The Board was satisfied with Bulldog’s estimates regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Fund. The Board concluded that Bulldog’s projected profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Bulldog and its affiliates from their association with the Fund. The Board considered that Bulldog anticipated no other sources of income or benefit in connection with managing the Fund.

Conclusion. The Strategic Planning Committee requested and received such information from Bulldog as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, to consider and weigh all relevant factors, and to recommend to the Board that the Advisory Agreement was in the best interests of the Fund and its Shareholders. The Board, including the Unaffiliated Board, considered the Strategic Planning Committee’s recommendation to approve the Advisory Agreement and determined that approval of the Advisory Agreement was in the best interests of the Fund and its Shareholders. In considering the approval of the Advisory Agreement, the Board, including the Unaffiliated Board, considered a variety of factors, including those discussed above, as well as conditions and trends prevailing generally in the economy, the securities markets and the closed-end fund industry. No Board member identified any one factor as determinative, and different members of the Board may have given different weight to different individual factors and related conclusions.

After these deliberations, on June 14, 2024, the Board, including the Unaffiliated Board, approved the Advisory Agreement between Bulldog and the Fund as in the best interests of the Fund and its Shareholders. The Board then directed that the Advisory Agreement be submitted to the Fund’s Shareholders for approval with the Board’s recommendation that Shareholders vote to approve the Advisory Agreement.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Transfer Agent and Registrar
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY  11219

Fund Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Trustees
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Rajeev Das
Moritz Sell
Richard Dayan

High Income Securities Fund
1-800-937-5449

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Richard Dayan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant were not applicable.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 08/31/2024	FYE 08/31/2023
( a ) Audit Fees	$32,500	$32,500
( b ) Audit-Related Fees	$2,000	$2,000
( c ) Tax Fees	$3,400	$3,400
( d ) All Other Fees	$-	$-

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller and Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 08/31/2024	FYE 08/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 08/31/2024	FYE 08/31/2023
Registrant	-	-
Registrant’s Investment Adviser	-	-

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGH INCOME SECURITIES FUND

PROXY VOTING POLICY

The Board of Trustees has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Committee.

Proxy Voting Policies

The Investment Committee generally analyzes the proxy statements of issuers of stock owned by the Fund, as necessary and, other than in connection with routine meetings of open-end investment companies, votes proxies on behalf of the Fund.

The Investment Committee’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment.  Proxies are voted solely in the interests of Fund shareholders. Inherent in the Investment Committee’s authority to vote proxies on behalf of the Fund is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if the Investment Committee determines that refraining from such action is in the Fund’s best interest.

Proxy Voting Procedures

In evaluating proxy statements, the Investment Committee relies upon its own fundamental research, and information presented by company management and others.  It does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Fund will generally vote proxies in favor of proposals that, in the opinion of the members of the Investment Committee, seek to enhance shareholder value and shareholder democracy. The Fund will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

With respect to proxies of closed-end investment companies held by the Fund, in order to comply with Section 12(d) of the Investment Company Act of 1940, the Fund will “mirror vote” all such proxies received by the Fund, unless the Investment Committee deems it appropriate to seek instructions from Fund shareholders with regard to such vote. In such circumstances, the Fund will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions.

Form N-PX/Annual Report of Proxy Voting Record

Policy:  Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended December 31.  The Form must be filed no later than August 31 of each year.  The following information must be collected for the Fund in order to complete and file Form N-PX:
1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);
4.	The shareholder meeting date;
5.	A brief description of the matter voted on;
6.	Whether the matter was proposed by the issuer or the security holder;
7.	Whether the Fund cast its vote on the matter;
8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
9.	Whether the Fund cast its vote for or against management.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of August 31, 2024

(a)(1):

The Fund is managed by its Investment Committee, which is comprised of Phillip Goldstein, Andrew Dakos, and Rajeev Das. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He is a director/trustee of the following closed-end funds: Swiss Helvetia Fund, Inc. since 2018, Special Opportunities Fund, Inc. since 2009, Mexico Equity and Income Fund since 2000, and BNY Mellon Municipal Income Inc. since 2024.  He also is a director of: Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of MVC Capital, Inc., a business development company, from 2012-2020; and served as a trustee of Crossroads Liquidating Trust from 2016-2020.

Andrew Dakos: Partner in Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that served until 2020 as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012.  He has served as a director/trustee of the following closed-end funds: Special Opportunities Fund, Inc. since 2009, Swiss Helvetia Fund, Inc. since 2017, and BNY Mellon Municipal Income Inc. since 2024.  He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and served as a trustee of Crossroads Liquidating Trust from 2015-2020.

Rajeev Das: Head Trader of Bulldog Investors, LLP since its inception in October 2009, and Ryan Heritage, LLP. Since 2004, Mr. Das has been a Principal of the entities that served until 2020 as the general partner of the private investment partnerships in the Bulldog Investors group of funds. He has been a director of The Mexico Equity and Income Fund, Inc., a closed-end fund, since 2001. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2):  Information is provided as of August 31, 2024 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das
(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:
(A) Registered investment companies:  2
(B) Other pooled investment vehicles:  6
(C) Other accounts:  254
(iii)  Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: 0. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account:  2 other accounts; $2.27 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Investment Committee’s management of the Fund’s portfolio and the portfolios of other accounts managed by members of the Investment Committee.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not.  These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor of such accounts can potentially receive greater fees from accounts paying a performance-based fee than from the Fund.  As a result, certain members of the Investment Committee may have an incentive to direct their best investment ideas to, or allocate or sequence trades in favor of such accounts.  In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts.

(a)(3): The members of the Investment Committee are compensated by the Registrant for their positions on the Investment Committee in the amount of $100,000 each for Phillip Goldstein and Andrew Dakos, and $50,000 for Rajeev Das on an annual basis paid monthly in advance.

(a)(4):  Information is provided as of August 31, 2024 (per instructions to paragraph (a)(4)).

As of August 31, 2024, Mr. Goldstein beneficially owned 259,546 shares (held Directly) of common stock of the Registrant; Mr. Dakos beneficially owned 105,138 shares (held Directly) of common stock of the Registrant; and Mr. Das beneficially owned 1,112 shares (held Directly) and 3,092 (held Indirectly) of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1 – March 31, 2024	-	-	-	N/A
April 1 – April 30, 2024	-	-	-	N/A
May 1 – May 31, 2024	-	-	-	N/A
June 1 – June 30, 2024	-	-	-	N/A
July 1 – July 31, 2024	-	-	-	N/A
August 1 – Augst 31, 2024	-	-	-	N/A
Total	-	-	-	N/A
*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)
The Registrant’s [Principal Executive Officer] and [Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal [year/period] reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) “Not Applicable”

Item 19. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing filed on November 7, 2018.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).  Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

(c)	Notices to Fund’s shareholders in accordance with Rule 19a-1 under the Investment Company Act of 1940, as amended. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  High Income Securities Fund

By (Signature and Title)*     /s/Andrew Dakos
Andrew Dakos, President

Date   November 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/Andrew Dakos
Andrew Dakos, President

Date   November 7, 2024

By (Signature and Title)*     /s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date   November 7, 2024

* Print the name and title of each signing officer under his or her signature.